                                                                    EXHIBIT 10.3

                                  AMENDMENT 001
                                       TO
                      iDEN INFRASTRUCTURE SUPPLY AGREEMENT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                           NEXTEL INTERNATIONAL, INC.
                                       AND
                              [See schedule Item 1]

This Amendment 001, is between Motorola, Inc. a Delaware corporation ("Motorola"), [See schedule Item 1] ("Customer") and Nextel International, Inc. ("Nextel International") and amends the iDEN Infrastructure Supply Agreement effective as of June 30, 2000, ("Supply Agreement").

WHEREAS, the parties have mutually agreed to enter into this Amendment 001 to the Supply Agreement in order to encourage efforts to enhance the reputation of iDEN in [See schedule Item 3] market place by establishing improvement plans for Customer operations and Motorola support of Customers iDEN systems in [See schedule Item 3]; and

WHEREAS, this Amendment, 001 sets forth the terms and conditions of the Rebate Program under the Supply Agreement.

NOW THEREFORE, in consideration of their mutual promises set forth herein and for other good and valuable consideration received by each of them the parties agree to amend the Supply Agreement as follows:

1. Existing Section 6.10 of the Supply Agreement is hereby deleted and replaced with the following new Section 6.10:

       6.10 Based on total shipments to the Nextel International entities identified in Exhibit I in any year exceeding minimum levels as defined in Exhibit I, the parties agree upon an Infrastructure Equipment rebate program as set forth in Exhibit I that establishes and allocates the benefits from greater than expected Infrastructure (i.e., FNE and IPL) volume and level loading on the factory. This rebate shall replace all previously negotiated infrastructure rebate or special discount Infrastructure programs between the parties that are based on the volume of Infrastructure purchases by Customer or Nextel International entities identified in Exhibit I.

2. Existing Exhibit "I" to the Supply Agreement is hereby deleted and replaced with the new Exhibit I attached hereto.

3. The iDEN Supply Agreement shall remain in full force and effect except as expressly amended hereby. This Amendment 001 is effective as of June 30, 2000, but its terms

                                       1

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

       apply retroactively for all Infrastructure shipments occurring on or after January 1, 2000.


       IN WITNESS WHEREOF, This Amendment 001 has been executed and delivered by the parties set forth below.




MOTOROLA, INC.                                    NEXTEL INTERNATIONAL, INC
By:                                               By:
          ------------------------------------            ---------------------------------------
          (Authorized Signatory)                          (Authorized Signatory)

Name      Charles F. Wright                       Name
          ------------------------------------            ---------------------------------------
          Senior Vice President and
Title:    General Manager                         Title:
          Network Solutions Sector
          ------------------------------------            ---------------------------------------


                                                  [SEE SCHEDULE ITEM 1]

By:                                               By:
          ------------------------------------            ---------------------------------------
                                                          (Authorized Signatory)

Name      Robert E. Suastegui                     Name
          ------------------------------------            ---------------------------------------
          Global Account Manager
Title:    Nextel International, Inc.              Title:
          Network Solutions Sector
          ------------------------------------            ---------------------------------------



                                       2

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                                   EXHIBIT "I"
                                TO iDEN EQUIPMENT
                               PURCHASE AGREEMENT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                           NEXTEL INTERNATIONAL, INC.
                                       AND
                                    CUSTOMER


                       ANNUAL VOLUME INFRASTRUCTURE REBATE

       1. Motorola shall give Nextel International an Infrastructure (i.e., FNE and IPL) rebate as set forth below based on the net Infrastructure equipment shipments (including all hardware, software and services) to Nextel International operating companies as defined below annually in excess of amounts shown below. Subject to meeting the minimum Infrastructure purchase levels shown below during the relevant year in aggregate the operating companies of Nextel International (Argentina, Brazil, Mexico, Peru, the Philippines and Chile, excluding Canada and Japan) ("NII Qualified Entities"), the amount of the Infrastructure rebate earned on Infrastructure shipments in excess of said annual thresholds shall be determined with reference to [*] set forth in the table below:

Infrastructure Rebate [*] Amount Earned on Motorola Calendar Year Eligible Shipments to NII Qualified Entities:

YEAR                           2000          2001           2002          2003
------------------------------------------------------------------------------
Infrastructure Rebate Amount   [*]            [*]           [*]           [*]

NII is entitled to an infrastructure rebate equal to the percentage shown above on all amounts purchased by the NII Qualified Entities in aggregate in the applicable year over $230 million dollars. Schedule I-1 attached hereto is an Example 2000 Infrastructure Rebate Credit Calculation.

       2.     In consideration of this rebate Nextel International agrees that:

              NII Qualified Entities will commit, in aggregate, to the following minimum iDEN Infrastructure shipments from Motorola as follows:

                      YEAR                              AMOUNT
                      ----                              ------
                      2000                              $230 million dollars

                                       1

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                      2001                              $230 million dollars
                      2002                              $230 million dollars
                      2003                              $230 million dollars

               In the event the minimum amounts shown above are not purchased each year, Nextel International will pay a penalty in an amount equal to [*] up to the maximum penalty shown.

                      YEAR          AMOUNT         MAXIMUM PENALTY
                      ----          ------         ---------------
                      2000          [*]             $[*]
                      2001          [*]             $[*]
                      2002          [*]             $[*]
                      2003          [*]             $[*]


              The penalties above will be assessed and invoiced on a quarterly basis on year to date shipments. All payments shall be due Net [*] days.

              If at the end of March of each year iDEN Infrastructure shipments to NII Qualified Entities in aggregate are less than [*]% of the minimum shipments amounts shown above, the penalty will be assessed and involved based on the difference between actual shipments and [*]% of the minimum shipments.

              If at the end of June of each year iDEN Infrastructure shipments to NII Qualified Entities in aggregate are less than [*]% of the minimum shipments amounts shown above, the penalty will be assessed and involved based on the difference between actual shipments and [*]% of the minimum shipments.

              If at the end of September of each year iDEN Infrastructure shipments to NII Qualified Entities in aggregate are less than [*]% of the minimum shipments amounts shown above, the penalty will be assessed and involved based on the difference between actual shipments and [*]% of the minimum shipments.

              Any penalties paid on a quarterly basis will be refunded within net 30 days if subsequent quarterly milestones are achieved within the same calendar year.

3.     The parties agree that:

       3.1 Within forty-five (45) days of receipt of Motorola's proposal, but no earlier than November 1st of each preceding year, the parties will agree as to the pricing and payment terms and order:

              3.1.1  SMP on all existing equipment.



                                       2

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

              3.1.2  Field Support Personnel.

              3.1.3  Hardware maintenance on all existing equipment.

              3.1.4 Any Hardware or Software Special Programs agreed to by the parties.

       3.2 There will be no new changes on Equipment, Software or Service pricing from the Agreement and Price Book, except for changes pursuant to Section [*] of the Agreement.

4. For the purpose of calculation of Infrastructure rebates under this Agreement shipments shall be measured based on the date Equipment leaves Motorola's dock for Equipment and Software shipments, and from the date services are invoiced for services.

5. The Infrastructure rebate shall be given in the form of credit for purchases of new iDEN infrastructure equipment and may be applied to any outstanding invoices.

6. This rebate is based upon shipments to current NII Qualified Entities and will be subject to modification if Nextel International acquires new properties or operating companies ("Additional NII Qualified Entities"). In the event of Additional NII Qualified Entities, the parties will negotiate in good faith the applicability of the terms herein to the Additional NII Qualified Affiliates.



                                       3

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                                  SCHEDULE I-1

                      EXAMPLE 2000 INFRASTRUCTURE REBATE CREDIT CALCULATION

1. The actual 2000 "payout" of the accrued earned infrastructure rebate will be paid quarterly, based on the ratio of infrastructure purchased by the NII Qualified Entities in the prior quarter to the Nextel International's markets yearly estimated purchases times the expected Nextel International infrastructure rebate. Motorola may adjust the infrastructure rebate payout downward if the estimated year end infrastructure rebate expected to be earned by NII appears to be less than the total expected infrastructure rebate payout shown in this Exhibit. At the end of each year, a true up will be calculated and Motorola will either grant NII an additional credit or NII shall pay Motorola the amount of the excess credit granted over the amount earned.

2. Based on the below assumptions, an example of this quarterly credit would be calculated as follows:

        Nextel International's markets purchase contracts and shipments in 2000:  $[*]

        Agreed upon Minimum Shipments:                                            $[*]

        Amount infrastructure rebate is calculated on:                            $[*]

        Estimated infrastructure Rebate ([*]):                                    $[*]

        Quarterly Infrastructure rebate:

Nextel International's markets infrastructure purchases in prior quarter x $[*] = Quarterly Infrastructure Rebate
--------------------------------------------------------------------------------
                                      $[*]



                                       4

* Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

                               Agreement Schedule

                                Amendment 001 to
                     iDEN(R) Infrastructure Supply Agreement

The following is a schedule of omitted information in the attached form of agreement for each of the agreements being filed pursuant to Item 601(a), Instruction 2 of Regulation S-K. The items below correspond to the omitted portions of the agreements in brackets.

A. Amendment 001 to iDEN Infrastructure Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Argentina S.R.L.

Item 1 -- Entity Name:       Nextel Argentina S.R.L.

Item 2 -- Local Address:     Not used

Item 3 -- Country:           Argentina


B. Amendment 001 to iDEN Infrastructure Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Telecomunicacoes Ltda.

Item 1 -- Entity Name:       Nextel Telecomunicacoes Ltda.

Item 2 -- Local Address:     Not used

Item 3 -- Country:           Brazil



C. Amendment 001 to iDEN Infrastructure Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel de Mexico, S.A. de C.V.

Item 1 -- Entity Name:       Nextel de Mexico, S.A. de C.V.

Item 2 -- Local Address:     Not used

Item 3 -- Country:           Mexico

-------------------------------
        (R) Registered U.S. Patent & Trademark Office


     *Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

D. Amendment 001 to iDEN Infrastructure Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel del Peru, S.A.

Item 1 -- Entity Name:       Nextel del Peru, S.A.

Item 2 -- Local Address:     Not used

Item 3 -- Country:           Peru


E. Amendment 001 to iDEN Infrastructure Supply Agreement by and among Nextel International, Inc, Motorola, Inc. and Nextel Communications Philippines, Inc.

Item 1 -- Entity Name:       Nextel Communications Philippines, Inc.

Item 2 -- Local Address:     Not used

Item 3 -- Country:           Philippines


     *Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.